Exhibit 99.1

Forward-Looking Statements
The information furnished in this presentation contains “forward-
looking statements” within the meaning of the Federal Securities laws. Forward-looking statements include projections, estimates, expectations, forecasts, plans and objectives, and are based on assumptions, estimates and risk analysis made by management of
Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors.
No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of
Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-
Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein.

•
Pure Play on Rapidly Growing Offshore Market
•
Significant Operating Leverage to Up-Cycle
•
Vertically Integrated, Low Cost Manufacturer
•
Available Capacity to Capitalize on the Market
•
Consistent Track Record of New Product Innovation
•
Highly Motivated, Experienced Management Team
Strong Growth Profile

Consistent Track Record of Growth
Active
Offshore
Mobile
Rig Count
Dril-Quip
Revenue
($mm)
Source: Offshore Rig Locator
0
100
200
300
400
500
600
700
84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05
$0
$50
$100
$150
$200
$250
$300
$350
Active Rigs DRQ Revenue

Strong Global Presence
Dril-Quip manufacturing,
sales and service
Dril-Quip sales
and/or service
Dril-Quip sales
representatives
Worldwide offices located near key demand centers
World Headquarters
Houston, Texas
Eastern Hemisphere Headquarters
Aberdeen, Scotland
Asia-Pacific Headquarters
Singapore
Brazil

Supplier to Key Offshore Operators

Proven Track Record of Growth
Revenue
($mm)
Backlog
($mm)
93
120
95
64
127
248
0
50
100
150
200
250
2000 2001 2002 2003 2004 2005
164
203
216
220
222
341
0
50
100
150
200
250
300
350
2000 2001 2002 2003 2004 2005

Net Income Margin
(2)
(%)
Notes:
(1)  Last twelve months as of 9/30/05
(2)  Represents Net Income divided by Revenue
Proven Track Record of Profitability
6.7
6.0
4.0
4.1
5.6
9.6
0
2
4
6
8
10
2000 2001 2002 2003 2004 2005
11.0
12.2
8.7
9.0
12.5
32.6
0
5
10
15
20
25
30
35
2000 2001 2002 2003 2004 2005
Net Income
($mm)
Net Income Margin *
(%)
* Represents Net Income divided by Revenue

Quarterly Track Record of Growth
Revenue
($mm)
Backlog
($mm)
202
234
248
290
274
0
50
100
150
200
250
300
2Q 05 3Q 05 4Q 05 1Q 06 2Q 06
80.6
95.3
94.9
98.2
108.5
0
25
50
75
100
125
150
2Q 05 3Q 05 4Q 05 1Q 06 2Q 06

Net Income Margin
(2)
(%)
Notes:
(1)  Last twelve months as of 9/30/05
(2)  Represents Net Income divided by Revenue
Quarterly Track Record of Profitability
8.3
10.3
12.4
17.6
19.6
0
5
10
15
20
25
2Q 05 3Q 05 4Q 05 1Q 06 2Q 06
6.7
9.8
11.7
17.3
21.3
0
5
10
15
20
25
2Q 05 3Q 05 4Q 05 1Q 06 2Q 06
Net Income
($mm)
Net Income Margin *
(%)
* Represents Net Income divided by Revenue

Revenues $ 150.6 $ 206.7
Cost and Expenses:
Cost of sales                                104.7 121.1
S, G & A expenses 19.0 20.4
Engineering expenses 10.7 9.7
134.4 151.2
Operating Income $ 16.2 $ 55.5
Revenues $ 150.6 $ 206.7
Cost and Expenses:
Cost of sales                                104.7 121.1
S, G & A expenses 19.0 20.4
Engineering expenses 10.7 9.7
134.4 151.2
Operating Income $ 16.2 $ 55.5
Condensed Consolidated Statements of Income
Condensed Consolidated Statements of Income
(Millions of USD)
(Millions of USD)
Six months ended June 30,
2005
2005
2006
2006
58.6%
69.5%
10.8% 26.9%

June 30, June 30,
Assets
2005 2006
Current assets $ 220
$ 367
Property, plant and equipment, net 114 124
Total assets $ 334 $ 491
Liabilities and Stockholders’ Equity
Current liabilities $ 64 $ 98
Long-term debt 36 3
Deferred taxes 7 5
Total liabilities 107 106
Stockholders’ equity 227 385
$ 334 $ 491
June 30, June 30,
Assets
2005 2006
Current assets $ 220
$ 367
Property, plant and equipment, net 114 124
Total assets $ 334 $ 491
Liabilities and Stockholders’ Equity
Current liabilities $ 64 $ 98
Long-term debt 36 3
Deferred taxes 7 5
Total liabilities 107 106
Stockholders’ equity 227 385
$ 334 $ 491
Condensed Consolidated Balance Sheets
Condensed Consolidated Balance Sheets
(Millions of USD)
(Millions of USD)

Manufacturing Locations
Singapore (3.4 ac. / 56,140 sq.ft.)
Brazil (10.0 ac. / 35,400 sq.ft.)
Aberdeen (14 ac. / 192,000 sq.ft.)
Houston Eldridge
(218 ac. / 886,500 sq.ft.)
Houston Hempstead
(15 ac. / 175,000
sq.ft.)

Houston Eldridge Manufacturing Facility

Finishing
Operations
Houston
Finishing
Operations
Finishing
Operations
Finishing
Operations
Vertically Integrated Manufacturing
Purchase Raw
Materials
Forge
Heat Treat
Rough
Machine
Aberdeen Singapore Brazil

Forge / Heat Treat

Houston Finish Machine Shop

Machine Rebuild Photos Before After Warner & Swasey SC-28’s Warner & Swasey SC-28’s Used machines rebuilt in-house to as new condition = lower capitalization costs

Wellhead Machine #2

Manufacturing Capacity
Yearly Avg Machines
Number
Ratio
Yearly Avg Machinists per Machine
•
2006 Second Quarter average machinists per machine was 1.28
•
2006 Second Quarter revenue was $108 mm
88
151
1.72
0
50
100
150
200
250
300
350
400
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
194
249
1.28
1997 1998 1999 2000 2001 2002 2003 2004 2005
6/30/06
Yearly Avg Machinists

Product and Services Summary
100% Internally Developed Products; 16 New Products over 24 Years
Reconditioning
Rental Tools
Field Installation
Existing Products
New Products
Subsea
Equipment
Offshore Rig
Equipment
Platform Wellheads
Platform Production
Trees
Subsea Wellheads
Mudline Suspension
Systems
Specialty Connectors
Tieback Connectors
Subsea Production Trees
Production Risers
Template Systems
Liner Hangers
Subsea Control Systems
Subsea Manifolds
Wellhead Connectors
Diverters
Drilling Risers
Completion Risers
Services
Surface
Equipment

Product Utilization / Installations
Specialty Connectors
Mudline Suspension
Surface Wellheads
Surface Trees
Subsea Wellheads
Wellhead Connectors
Subsea Trees
Completion Riser
Drilling Riser
Production Riser
Diverters
Tie-Back Connectors
Template Systems
Liner Hangers
Control Systems
Subsea Manifolds
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Platform
Jack-Up
FPSO
TLP Spar
Drillship
Semi

New Products • Liner Hangers • Subsea Control Systems • Subsea Manifolds Production Exploration Used In

Liner Hangers

Subsea Control Systems

Subsea Manifolds

Increased Market Opportunities
We believe our new product line expansions will increase the size of the market we serve
Existing
and New
Products
Existing
Products
Market Size
($mm)
Approximate DRQ Market Share
Approximate Total Market Size
Source: Management estimates

Global Supply and Demand
Global oil consumption expected to remain strong with tight
spare capacity
World Oil Consumption and Spare Capacity
Source: Energy Information Administration
(%) Spare
Capacity
(mmbbl/d)
119.0
111.0
103.0
95.0
83.6
76.9
69.4
66.1
60.1
56.2
63.1
3.2
2.6
2.4
1.5
1.3
3.2
3.6 3.3
10.7
6.2
8.0
50
65
80
95
110
125
140
1975 1980 1985 1990 1995 2000 2005E 2010E 2015E 2020E 2025E
0.0
4.0
8.0
12.0
16.0
20.0
24.0
Global Oil Consumption Spare Capacity Spare Capacity/Consumption

Floating Production Units Forecast
0
10
20
30
40
50
60
2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E
Worldwide Floating Production Units (New Installations)
Source:  Quest Offshore Resources, Inc. (August 2005)
Normalized Case
94 Units
191 Units

Subsea Tree Forecast
200
250
300
350
400
450
500
550
600
2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E
Worldwide Subsea Trees (Well Completions)
Source:  Quest Offshore Resources, Inc. (August 2005)
Normalized Case
1,550 Wells
2,663 Wells

Growth Strategy • Increase market share – existing and new products • Continued introduction of new products • Pursue large integrated projects • Expand into new geographic areas

Capitalizing on the Up-Market
Strong Growth Profile
•
Pure Play on Rapidly Growing Offshore Market
•
Significant Operating Leverage to Up-Cycle
•
Vertically Integrated, Low Cost Manufacturer
•
Available Capacity to Capitalize on the Market
•
Consistent Track Record of New Product Innovation
•
Highly Motivated, Experienced Management Team